UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2006

STOCKGROUP INFORMATION SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-23687

(Commission File Number)

84-1379282

(IRS Employer Identification No.)

500-750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T7

(Address of principal executive offices and Zip Code)

604-331-0995

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Doug Keast resigned as our Executive Vice President, Chief Financial Officer and Secretary effective March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCKGROUP INFORMATION SYSTEMS INC.

By: /s/ Marcus New

Marcus New

President & CEO

Date: February 28, 2006